UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 23, 2001
                                                --------------------------------

Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2001, relating to the Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC2)
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             (Exact name of registrant as specified in its charter)


        Delaware                    333-59060-01                13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

   1585 Broadway, New York, New York                               10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (212) 296-7000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC2. On August 23, 2001, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, NC Capital Corporation, as responsible party and Bankers Trust Company of California, N.A., as trustee, of Morgan Stanley Dean Witter Capital I Inc. Mortgage Pass-Through Certificates, Series 2001-NC2 (the "Certificates"), issued in eight classes. The Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of August 23, 2001 of $404,268,000 were sold to Morgan Stanley & Co. Incorporated, Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 27, 2001 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement

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SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August___, 2001                        MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.


                                          By:
                                              ----------------------------------
                                              Name:  Cecilia Tarrant
                                              Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
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4                               Pooling and Servicing Agreement

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                                    EXHIBIT 4